UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14C

(RULE 14c-101)
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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OSI ETF TRUST

(Name of Registrant as Specified in Its Charter)
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OSI ETF Trust
75 State Street, Suite 100
Boston, MA 02109

March 30, 2020
Dear Shareholders,
The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the appointment of a new investment sub-adviser to O’Shares FTSE U.S. Quality Dividend ETF and O’Shares FTSE Europe Quality Dividend ETF (each, a “Fund,” and collectively, the “Funds”), each a series of OSI ETF Trust.
As described in the enclosed Information Statement, the Board of Trustees of OSI ETF Trust has approved Vident Investment Advisory, LLC (“Vident”) as investment sub-adviser to the Funds and has approved a sub-advisory agreement with Vident on the terms described herein.  Vident will begin serving as the sub-adviser to the Funds effective May 1, 2020.
As always, please feel free to contact the Trust at (855) 637-5383 with any questions you may have.

/s/ Kevin Beadles
Kevin Beadles
President
OSI ETF Trust

OSI ETF TRUST

O’Shares FTSE U.S. Quality Dividend ETF
O’Shares FTSE Europe Quality Dividend ETF

March 30, 2020

75 State Street
Suite 100
Boston, MA 02109

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of O’Shares FTSE U.S. Quality Dividend ETF (“OUSA”) and O’Shares FTSE Europe Quality Dividend ETF (“OEUR”) (each, a “Fund,” and collectively, the “Funds”), each a series of OSI ETF Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust and O’Shares Investment Advisers, LLC, the Funds’ investment adviser (the “Adviser” or “O’Shares”) received from the U.S. Securities and Exchange Commission (the “SEC”) on November 26, 2019 (the “Order”). The Order permits the Adviser to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board” or the “Trustees”), without obtaining shareholder approval. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement.
At an in-person meeting held on February 19, 2020 (the “Meeting”), the Board, including a majority of Trustees who are not considered to be “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “1940 Act”) of the Trust (“Independent Trustees”), considered and approved Vident Investment Advisory, LLC (the “Sub-Adviser” or “Vident”) to replace AGF Investments, LLC as the sub-adviser to the Funds effective May 1, 2020. At the Meeting, the sub-advisory agreement between the Adviser and Sub-Adviser, with respect to the Funds (the “Sub-Advisory Agreement”) (in substantially the form attached hereto as Exhibit A) was approved by the Board. The Sub-Advisory Agreement with the Sub-Adviser was executed and the Sub-Adviser was hired to serve as the sub-adviser to the Funds on March 23, 2020, with Vident beginning to serve as the sub-adviser to the Funds effective May 1, 2020.
This Information Statement is being supplied to shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about March 31, 2020 to the Fund’s shareholders of record as of March 25, 2020 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement. As of the Record Date, there were issued and outstanding 16,000,000 shares of OUSA and there were issued and outstanding 1,050,000 shares of OEUR. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.
The Trust will furnish, without charge, a copy of the Funds’ most recent annual or semi-annual report to any shareholder upon request. To obtain the Fund’s annual or semi-annual report, please contact the Trust by calling 855-637-5383, or by writing to OSI ETF Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101.
I.       BACKGROUND
The Trust is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the 1940 Act. The Trust was organized on April 12, 2016 and has authorized capital of unlimited shares of beneficial interest of no-par value which may be issued in more than one class or series. Currently, the Trust consists of eight series. The Board may designate additional series. Each Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions and investment programs than the other series of the Trust.
The Adviser is located at 1010 Sherbrooke St. West, Suite 2105, Montreal, QC H3A 2R7 (Canada). Pursuant to an investment management agreement with the Trust, on behalf of the Funds (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Funds, has the overall responsibility for the Funds’ investment program. The Adviser may retain one or more sub-advisers, at its own cost and expense, subject to the approval of the Board, for the purpose of managing the investment of all or a portion of the assets of the Funds. The Funds utilize a “Manager of Managers Structure” whereby the Adviser, as the Funds’ investment adviser, can appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval. The Trust will inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring.
Section 15(a) of the 1940 Act generally requires the shareholders of an investment company to approve an agreement pursuant to which a person serves as the investment adviser or sub-adviser for such investment company. As indicated above, the Adviser has obtained an Order that permits the Adviser to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Subject to the review and oversight of the Board, the Adviser sets each Fund’s overall investment strategies; evaluates, selects and recommends sub-advisers to manage all or a portion of each Fund’s assets; implements procedures reasonably designed to ensure that each sub-adviser complies with each Fund’s investment objective, policies and restrictions; allocates and, when appropriate, reallocates each Fund’s assets among sub-advisers; and monitors and evaluates the sub-advisers’ performance.
Considering the foregoing, at the in-person meeting held on February 19, 2020, the Adviser recommended that the Board, including a majority of Independent Trustees, consider the approval of Vident to serve as sub-adviser to the Funds.

The Advisory Agreement
The Trust has entered into an investment advisory agreement with the Adviser, on behalf of each Fund, dated June 28, 2018 (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an advisory fee for its services payable on a monthly basis at the annual rate of 0.48% based on the average daily net assets of each Fund. During the six-month period ended December 31, 2019, the Adviser earned $1,306,127 and $61,606, for OUSA and OEUR, respectively. For the fiscal year ended June 30, 2019, the Adviser earned $2,151,173 and $145,481, for OUSA and OEUR, respectively.
II.       THE SUB-ADVISORY AGREEMENT
At the Meeting, the Board approved the hiring of Vident as sub-adviser to the Funds pursuant to a Sub-Advisory Agreement between O’Shares and Vident. Under the terms of the Sub-Advisory Agreement, O’Shares separately pays Vident a variable fee (the “Variable Fee”), subject to certain minimum amounts and caps, calculated based on the aggregate average daily net assets under management (“AUM”) of all the series of the Trust sub-advised by Vident, at the annual rates indicated below, plus one additional basis point for AUM attributable to non-domestic assets:
AUM	Variable Fee (basis points)
$0 – $250,000,000	4
$250,000,001 – $500,000,000	3
$500,000,001 – $1,000,000,000	2
> $1,000,000,001	1

Variable Fees will only be calculated on new AUM from the date when the Sub-Adviser commences providing sub-advisory services to the Fund (the “Effective Date”). For example, if as of the Effective Date OUSA has AUM of $600 million, the Variable Fee on that ETF will be calculated based on average daily AUM in excess of $600 million for the calculation period, subject to certain minimum amounts. The minimum annual fee (“Minimum Fee”), measured from the date on which a Fund is first listed on an exchange (“Inception Date”), shall be: (i) $15,000 per Fund if five (5) or fewer funds of the Trust are sub-advised by the Sub-Adviser, or (ii) $10,000 per Fund if more than five (5) funds of the Trust are sub-advised by the Sub-Adviser. The Variable Fee for average daily net AUM attributable to non-domestic assets shall be increased by one (1) basis point (the “International Equity Premium”). The Adviser shall pay to the Sub-Adviser a total fee (the “Total Fee”) equal to the greater of: (i) the aggregate Minimum Fee for all funds of the Trust that are sub-advised by the Sub-Adviser; or (b) the Variable Fee (including the International Equity Premium). If the calculation of the Total Fee is based on the Variable Fee including the International Premium, the Total Fee shall be reduced to the extent that the Variable Fee (including the International Equity Premium) attributable to the AUM of a Fund exceeds an amount equal to 10% of that Fund’s “total expense ratio,” as set forth in the prospectus for that Fund in effect at the time of the calculation.
For such compensation, the Sub-Adviser will be responsible for trading portfolio securities and other investment instruments on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Fund’s underlying index, subject to the overall supervision and oversight of the Adviser and the Board.
The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, with respect to each Fund, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Funds. In addition, the Sub-Advisory Agreement can be terminated on not more than 60 days’ notice by the Sub-Adviser given to the Funds.
The Sub-Advisory Agreement provides that the Sub-Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties.
The Sub-Advisory Agreement is attached as Exhibit A. You should read the Sub-Advisory Agreement. The description in this Information Statement of the Sub-Advisory Agreement is only a summary.
Sub-Adviser
Vident is a Delaware limited liability company with its principal offices located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. Vident is registered as an investment advisor under the Investment Advisers Act of 1940 and is an independent asset management firm. As of March 20, 2020, Vident had discretionary investment management authority with respect to approximately $3.1 billion of assets. Vident is a wholly owned subsidiary of Vident Financial, LLC, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. Vident Financial, LLC is a wholly owned subsidiary of the Vident Investors’ Oversight Trust. Vince L. Birley, Brian L. Shepler and Mohammad I. Baki serve as the trustees of the Vident Investors’ Oversight Trust.
Vident currently sub-advises the O’Shares FTSE Russell Small Cap Quality Dividend ETF and O’Shares Global Internet Giants ETF series of the Trust.
Below is the name and principal occupation of each principal executive officer or director of Vident. The business address for each person listed below is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009.
Name	Title and Principal Occupation
Denise M. Krisko	President
Cory Gossard	Chief Compliance Officer

Portfolio Managers
The co-portfolio managers of OUSA and OEUR will be Denise M. Krisko, CFA and Austin Wen, CFA.

Denise M. Krisko, CFA, joined Vident as its President in November 2014 and has over twenty years of investment management experience. Prior to joining Vident, Ms. Krisko was the Chief Investment Officer of Index Management Solutions, LLC from January 2010 to November 2014. Prior to that, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management from July 2007 to August 2009. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management. Ms. Krisko attained the Chartered Financial Analyst designation in 2000. Ms. Krisko graduated with a Bachelor of Science from Pennsylvania State University and obtained her Master of Business Administration degree from Villanova University.

Austin Wen, CFA has seven years of investment management experience. Mr. Wen is a Portfolio Manager at Vident, specializing in portfolio management and trading of equity portfolios and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, Mr. Wen was an analyst for Vident Financial, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

IV.       CURRENT AND PROFORMA FEES
Because the Sub-Adviser’s fees will be paid from the management fee paid to the Adviser under the Advisory Agreement, each Fund’s fees and expenses are not changed by the Sub-Advisory Agreement. Therefore, no comparative expense tables are presented. Please refer to the expense tables included in each Fund’s current prospectus.
V.  BOARD CONSIDERATIONS IN APPROVING THE SUB-ADVISORY AGREEMENT
In connection with Meeting, the Trustees, including a majority of Independent Trustees, discussed the approval of the Sub-Advisory Agreement. The Board acknowledged that the Sub-Advisory Agreement was currently in effect for all other series of the Trust (collectively, the “Existing Vident Sub-Advised Funds”), which was most recently approved at an in-person meeting of the Board held on November 13, 2019, and approval at the Meeting was being considered to amend such agreement to add the Funds and update the corresponding sub-advisory fee schedule applicable to the Funds. In considering approval of the Sub-Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. The Board, including the Independent Trustees, evaluated the terms of the Sub-Advisory Agreement, reviewed the information provided by the Adviser and Sub-Adviser in connection with the consideration of approving the Sub-Advisory Agreement, and reviewed the duties and responsibilities of the Trustees in evaluating and approving the Sub-Advisory Agreement.

In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, reviewed the materials provided for the Meeting by the Adviser and Sub-Adviser, including: (i) a copy of the Sub-Advisory Agreement; (ii) information describing the nature, extent and quality of the services that the Sub-Adviser expects to provide to each Fund, and the fees that the Sub-Adviser charges for such services; (iii) information concerning the financial condition, businesses, operations and compliance program of the Sub-Adviser; (iv) a copy of the current Form ADV for the Sub-Adviser; and (v) memoranda on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act.
During their review of this information, the Board, including the Independent Trustees, focused on and analyzed the factors that they deemed relevant. In particular, the Board considered and reviewed the following with respect to each Fund:
(a) The nature, extent and quality of services to be provided to each Fund by the Sub-Adviser; personnel and operations of the Sub-Adviser; Possible conflicts of interest. The Board reviewed the services that the Sub-Adviser expects to provide to each Fund. In connection with the sub-advisory services to be provided to each Fund, the Board noted the responsibilities that the Sub-Adviser will have as the Funds’ sub-adviser, including: implementation of the investment management program of the Funds; management of the day-to-day investment and reinvestment of the assets of the Funds; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis, as well as during index rebalances and reconstitutions; and oversight of general Fund portfolio compliance with relevant law and the Trust’s compliance policies and procedures.
The Board considered the experience and background of the personnel dedicated by the Sub-Adviser to the management of the Funds, the Sub-Adviser’s experience serving as investment sub-adviser to the Existing Vident Sub-Advised Funds, and the Sub-Adviser’s procedures to manage potential conflicts of interest. The Board also considered the financial strength and resources of the Sub-Advisers’ parent organization. Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to benefit from the nature, extent and quality of these services, as well as the Sub-Adviser’s ability to render such services based on its experience, personnel, operations and resources.
(b) Comparison of services to be provided, as well as fees to be charged, by the Sub-Adviser and other investment advisers to similar clients, and the cost of the services provided. The Board considered whether the sub-advisory fees to be paid by the Adviser to the Sub-Adviser pursuant to the Sub-Advisory Agreement were the product of arms-length negotiations between the Adviser and Sub-Adviser, and noted that the sub-advisory fees would be paid entirely by the Adviser from the unified advisory fee. The Board also considered information about the fee rates charged to other comparable accounts and clients (including other ETFs) that are managed by the Sub-Adviser, including the other series of the Trust.
After considering the nature, extent and quality of services to be provided by the Sub-Adviser and the costs to be incurred by the Sub-Adviser in rendering those services, the Board concluded that the fees to be paid to Sub-Adviser with respect to the Funds were fair and reasonable.

(c) The Sub-Adviser’s profitability and the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect such economies of scale; “Fall-out” benefits. The Board discussed with the representatives from the Sub-Adviser the Sub-Adviser’s profitability with respect to the Funds and the Trust.
The Board considered the extent to which the Sub-Adviser may realize economies of scale, if any, and whether the Funds’ proposed sub-advisory fee structure reflects any economies of scale for the benefit of shareholders.  The Board considered the current asset levels of the Funds and determined that economies of scale were not an issue at this time. The Board considered fall-out benefits received and to be received by the Sub-Adviser from their relationship with the Funds and the Trust. The Board noted that none of the other service providers to each Fund or the Trust were affiliates of the Sub-Adviser. The Board also noted the Sub-Adviser’s potential positive reputational benefits from the success of each Fund.
(d) Investment performance of the Sub-Adviser. The Board noted that it was not yet possible to assess the Sub-Adviser’s investment performance with respect to the Funds.  The Board discussed with the representative from the Sub-Adviser the performance of the Existing Vident Sub-Advised Funds, including tracking difference with respect to each such Existing Vident Sub-Advised Fund’s underlying index. In particular, the Board considered the investment performance of the Existing Vident Sub-Advised Funds relative to their stated objectives and the success of the Sub-Adviser in reaching such objectives.
Conclusion. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the sub-advisory fees were reasonable in relation to the services to be provided by the Sub-Adviser to each Fund, as well as the costs to be incurred, as well as benefits to be gained, by the Sub-Adviser in providing such services. As a result, the Board, including the Independent Trustees, determined that the approval of the Sub-Advisory Agreement on behalf of each Fund would be in the best interest of each Fund and its shareholders.
VI.       OTHER MATTERS
Control Persons and Principal Holders of Securities
As of March 25, 2020, the Trustees and officers as a group owned less than 1% of the outstanding equity securities of the Trust.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of participants in DTC with access to the Depository Trust Company (“DTC”) system (“DTC Participants”), as of February 29, 2020, the name, address and percentage ownership of each DTC Participant that owned of record or is known by the Funds to own beneficially 5% or more of the outstanding Shares of a Fund is set forth in the table below.

O’Shares FTSE U.S. Quality Dividend ETF
Nominee Name/Address	Percentage of Ownership

National Financial Services LLC	19.93%
P.O. Box 673004
Dallas, TX 75267

Morgan Stanley Smith Barney
P.O. Box 20	14.35%
New York, NY 10008-0020

Wells Fargo Clearing Services, LLC
One North Jefferson Avenue	14.15%
St. Louis, MO 63103

TD Ameritrade Clearing, Inc.	6.31%
Attn: Mandi Foster
P.O. Box 2577
Omaha, NE 68103

UBS Financial Services Inc.	6.12%
1285 Avenue of the Americas
New York, NY 10019

LPL Financial LLC	5.79%
P.O. Box 509043
San Diego, CA 92150-9043

Charles Schwab & Co., Inc.
ATTN: Proxy	5.25%
P.O. Box 64930
Phoenix, AZ 85082
O’Shares FTSE Europe Quality Dividend ETF
Nominee Name/Address	Percentage of Ownership

UBS Financial Services Inc.	21.30%
1285 Avenue of the Americas
New York, NY 10019

National Financial Services LLC	20.05%
P.O. Box 673004
Dallas, TX 75267

Charles Schwab & Co., Inc.
ATTN: Proxy	12.10%
P.O. Box 64930
Phoenix, AZ 85082

Pershing LLC
1 Pershing Plaza	10.20%
Jersey City, NJ 07399

TD Ameritrade Clearing, Inc.	7.64%
Attn: Mandi Foster
P.O. Box 2577
Omaha, NE 68103

Raymond James & Associates, Inc.
OMNIBUS FOR MUTUAL FUNDS	4.99%
880 Carillon Parkway
St Petersburg FL 33716

Operation of the Trust. The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on April 12, 2016 and has authorized capital of unlimited Shares of beneficial interest of no-par value which may be issued in more than one class or series. The Trust’s principal offices are located at 1010 Sherbrooke St. West, Suite 2510, Montreal, QC H3A 2R7 (Canada). The Board supervises the business activities of the Trust.
Service Providers
Distributor. Foreside Fund Services, LLC is the principal underwriter and distributor of the Funds’ shares (the “Distributor”). The Distributor will not distribute shares in less than a Creation Unit, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not affiliated with the Adviser, Sub-Adviser, Index Provider or their affiliates.
Administrator, Fund Accounting Agent, Transfer Agent and Custodian. J.P. Morgan Chase Bank, N.A. serves as the Administrator, Fund Accounting Agent, and Transfer Agent of the Funds and also serves as Custodian of the Funds’ investments.
Compliance Support. Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer and a Chief Financial Officer, as well as certain additional compliance support functions to the Funds. FFOS is not affiliated with the Adviser, Sub-Adviser, Administrator, Transfer Agent, Custodian or their affiliates.
Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

Delivery of Documents to Shareholders Sharing an Address. Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Trust by calling 855-637-5383, or by writing to OSI ETF Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of information statements or proxy materials at their shared address.

BY ORDER OF THE BOARD OF TRUSTEES
Dated: March 30, 2020

EXHIBIT A

AMENDED AND RESTATED
INVESTMENT SUB-ADVISORY AGREEMENT

This amended and restated investment sub-advisory agreement (the “Agreement”) is made as of March 23, 2020, between O’Shares Investment Advisers, LLC (the “Adviser”), a Delaware limited liability company with its principal offices located at 1010 Sherbrooke St. West, Suite 2510, Montreal, QC H3A 2R7 (Canada), and Vident Investment Advisory, LLC (the “Sub-Adviser”), a Delaware limited liability company with its principal offices located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA  30009.

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”), and engages in the business of providing investment management services; and

WHEREAS, the Sub-Adviser is a registered investment adviser under the Advisers Act, and engages in the business of providing investment management services; and

WHEREAS, the Adviser has entered into an investment advisory agreement dated December 12, 2016 (the “2016 Investment Advisory Agreement”) with OSI ETF Trust (the “Trust”), an investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, (the “1940 Act”) with respect to the series of the Trust specified in Schedule A hereto, as amended from time to time; and

WHEREAS, the Adviser has entered into an investment advisory agreement dated June 28, 2018 (the “2018 Investment Advisory Agreement” and, together with the 2016 Investment Advisory Agreement, the “Investment Advisory Agreements”) with the Trust with respect to the series of the Trust specified in Schedule A hereto, as amended from time to time; and

WHEREAS, the Adviser has the authority under the Investment Advisory Agreements, subject to the approval of the Board of Trustees of the Trust (the “Board” or the “Trustees”), to select sub-advisers for each Fund; and

WHEREAS, the Board and the Adviser have retained the Sub-Adviser to render investment advisory and other services to the series of the Trust specified in Schedule A hereto that are subject to the 2016 Investment Advisory Agreement (the “2016 Funds”), pursuant to the terms of the investment sub-advisory agreement dated December 12, 2016 between the Adviser and Sub‑Adviser (the “2016 Sub-Advisory Agreement”); and

WHEREAS, the Board and the Adviser wish to amend and restate the 2016 Sub-Advisory Agreement in order to retain the Sub-Adviser to render investment advisory and other services to the series of the Trust that are subject to the 2018 Investment Advisory Agreement, as specified in Schedule A hereto (together with the 2016 Funds, each a “Fund” and collectively, the “Funds”); and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.       APPOINTMENT AND DELIVERY OF DOCUMENTS.

(a)       The Adviser hereby appoints the Sub-Adviser to act as a sub-adviser for each Fund, subject to the supervision and oversight of the Adviser and the Trustees, and in accordance with the terms and conditions of this Agreement. As sub-adviser to each Fund, the Sub-Adviser will perform certain of the day-to-day operations of the Funds, including the day-to-day trading, rebalancing and cash management of each Fund’s assets. The Sub-Adviser will manage the investment and reinvestment of the assets of the Funds and determine the composition of the assets of the Funds in accordance with the terms of this Agreement and the relevant Fund’s currently effective registration statement of the Trust under the Securities Act of 1933 (the “1933 Act”), and the 1940 Act, and any amendments or supplements thereto (the “Registration Statement”). The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Adviser, the Trust or a Fund in any way, or in any way be deemed an agent of the Adviser, the Trust or a Fund. The Sub-Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of each Fund and shall record and implement such decisions and shall furnish the Adviser and the Board with such information and reports regarding the Funds’ investments as the Sub-Adviser deems appropriate or as the Adviser or the Board may reasonably request.

(b)       The Trust will deliver to the Adviser copies of the Trust’s Trust Instrument and Bylaws (collectively, as amended from time to time, “Governing Documents”). The Sub-Adviser will deliver to the Adviser and the Trust a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Sub-Adviser shall promptly furnish the Adviser and the Trust with all material amendments of or supplements to the Code and shall furnish the Adviser and the Trust with all updated versions of the Code at least annually.

2.       REPRESENTATIONS AND DUTIES OF SUB-ADVISER.

(a)       Subject to the supervision and direction of the Adviser and Trustees, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in a Fund. The Sub-Adviser will determine, from time to time, what securities and other investments will be purchased, retained or sold by a Fund. In making purchases and sales of securities and other investment assets for a Fund, the Sub-Adviser shall comply with the directions set from time to time by the Adviser, the Board and the limitations imposed by the Trust’s Trust Instrument and

Bylaws Governing Documents and the relevant Fund’s Registration Statement, the limitations in the 1940 Act, the Securities Act of 1933, the Internal Revenue Code of 1986, as amended, and other applicable laws.

(b)       The Sub-Adviser agrees that, in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, consistent with Section 28(e) of the Securities and Exchange Act of 1934, (the “1934”), the Sub-Adviser may cause a Fund to pay to any broker-dealer who provides such services a commission that exceeds the commission such Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines in good faith that the commission was reasonable in relation to the value of research, analysis, advice and similar services provided by the broker-dealer, valued in terms of that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which the Adviser exercises investment discretion. The Sub-Adviser may aggregate sales and purchase orders of the assets of a Fund with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(c)       The Sub-Adviser will maintain records relating to portfolio transactions on behalf of a Funds and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Sub- Adviser, Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or its representatives.

(d)       The Sub-Adviser will provide the Funds’ custodian and fund accountant on each business day with such information relating to all transactions concerning each Fund’s assets as the custodian and fund accountant may reasonably require to provide contracted for services to the Trust and Funds. The Sub-Adviser will also assist in any fair valuation of Fund assets by, among other things, using reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser or the Sub-Adviser for each asset for which a Fund’s fund accountant cannot obtain prices in the ordinary course of business.

 (e)       The Sub-Adviser will furnish the Adviser and the Board with such information and reports as the Adviser and the Board may reasonably request. The Sub-Adviser will notify the Adviser and the Trust of any change of control of the Sub-Adviser and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

(f)       The Sub-Adviser will cooperate with the Funds’ independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(g)       The Sub-Adviser will provide the Funds’ custodian(s) and fund accountant on each business day with such information relating to all transactions concerning each Fund’s assets as the custodian and fund accountant may reasonably require. In this respect, the Sub-Adviser shall determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to such Fund’s benchmark index or portfolio, as applicable, in exchange for creation units for each Fund and the securities that will be applicable that day to redemption requests received for such Fund, including as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian or other service provider, as necessary, with respect to such designations).

(h)       The Sub-Adviser represents and warrants that: (i) it is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise.

3.       FURTHER DUTIES. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Governing Documents and relevant Fund’s Registration Statement and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations applicable to the Trust and the Funds.

4.       SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.       COMPENSATION. As compensation for the services to be rendered to the Funds by the Sub-Adviser under the provisions of this Agreement, the Adviser shall pay to the Sub-Adviser an annual fee equal to the amount of the daily average net assets of such Fund shown on Schedule A attached hereto, payable on a monthly basis within 30 days after month’s-end. If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 30 days after the date of termination.

6.       STANDARD OF CARE; LIMITATIONS OF LIABILITY.

(a)       The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, any Fund, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Sub-Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for any Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

(b)       Neither party shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(c)       Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

7.       DURATION AND TERMINATION.

(a)       This Agreement shall become effective upon the date set forth above, provided that, with respect to any Fund, this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of the Board members who are not “interested” within the meaning of the 1940 Act (“Independent Board Members”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund’s outstanding voting securities, if required by the 1940 Act or other applicable law.

(b)       Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date of effectiveness for each Fund as set forth on Schedule A to this Agreement. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of the Independent Board Members of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to any given Fund, by vote of a majority of the outstanding voting securities of such Fund.

(c)       Notwithstanding the foregoing, with respect to any Fund, this Agreement may be terminated at any time, without the payment of any penalty, (i) by the Adviser or Trust pursuant to action by the Board or pursuant to a vote of a majority of the outstanding voting securities of such Fund, on 60 days’ written notice to the Sub-Adviser or (ii) by the Sub-Adviser, on 60 days’ written notice to the Adviser. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for the obligation of the Adviser to pay the Sub-Adviser the fee provided in Section 5 hereof. Termination of this Agreement with respect to any given Fund shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will automatically terminate with respect to a Fund, without the payment of any penalty, in the event of its assignment or termination of the applicable Investment Advisory Agreement between the Adviser and the Trust. This Agreement shall automatically terminate in the event of its assignment unless the parties hereto, by agreement, obtain an exemption from the SEC from provisions of the 1940 Act pertaining to the subject matter of this paragraph.

8.       AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to any given Fund shall be effective until approved by vote of a majority of such Fund’s outstanding voting securities, if required by the 1940 Act or other applicable law. No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

9.       MISCELLANEOUS.

(a)       In connection with a renewal of or amendment to this Agreement, it shall be the duty of the Board to request and evaluate, and the duty of the Sub-Adviser to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any amendment thereto.

(b)       Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that to the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

(c)       Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(d)       Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

(e)       Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(f)       Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

(g)       Counterparts. This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(h)       Notices. Notices, requests, instructions and communications sent to the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given, provided such notice was provided by a reputable overnight courier, facsimile, or return receipt email.

(i)       Meaning of Terms. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment ,” “broker,” “investment adviser,” “national securities exchange,” “net assets,” “prospectus,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. All references to the 1933 Act, 1934 Act or 1940 Act shall be deemed to incorporate any rules, regulations, SEC interpretations or orders thereunder. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, interpretation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(j)       Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

O’SHARES INVESTMENT ADVISERS, LLC		VIDENT INVESTMENT ADVISORY, LLC

/s/ Louise Anne Poirier	March 23, 2020	/s/ Denise M. Krisko	March 23, 2020
Louise Anne Poirier	Date	Denise M. Krisko	Date
CFO/CCO		President

SCHEDULE A

Fees

As amended and restated as of May 1, 2020

Fund	Effective Date	Inception Date
O’Shares FTSE Russell Small Cap Quality Dividend ETF[1]	December 12, 2016	December 30, 2016
O’Shares Global Internet Giants ETF[1]	June 4, 2018	June 4, 2018
O’Shares FTSE U.S. Quality Dividend ETF[2]	May 1, 2020	July 14, 2015
O’Shares FTSE Europe Quality Dividend ETF[2]	May 1, 2020	August 19, 2015
O’Shares Quality Artificial Intelligence ETF[1]	[_____]	[_____]
O’Shares Quality Robotics and Artificial Intelligence ETF[1]	[_____]	[_____]
O’Shares U.S. Large Cap Quality Growth ETF[1]	[_____]	[_____]
O’Shares U.S. Small Cap Quality Growth ETF[1]	[_____]	[_____]

1.     Fund is subject to the 2016 Investment Advisory Agreement.
2.     Fund is subject to the 2018 Investment Advisory Agreement.

1.     Minimum Fee.  The minimum annual fee (“Minimum Fee”), measured from the date on which a Fund is first listed on an exchange (“Inception Date”), shall be:

a.     $15,000 per Fund if five (5) or fewer Funds are sub-advised by the Sub-Adviser.

b.     $10,000 per Fund if more than five (5) Funds are sub-advised by the Sub-Adviser.

2.     Variable Fee. (a) The variable fee (the “Variable Fee”) shall be calculated based on average daily net assets under management (“AUM”) of all Funds sub-advised by Sub-Adviser cumulatively as follows:

AUM	Variable Fee (basis points)
$0 - $250,000,000	4
$250,000,001 - $500,000,000	3
$500,000,001 - $1,000,000,000	2
> $1,000,000,001	1

(b) Provided however that with respect to the O’Shares FTSE U.S. Quality Dividend ETF (OUSA) and O’Shares FTSE Europe Quality Dividend ETF (OEUR), Variable Fees will only be calculated on new AUM from the Effective Date of each such ETF. For example, if as of the Effective Date OUSA has AUM of $600 million, the Variable Fee on that ETF will be calculated based on average daily AUM in excess of $600 million for the calculation period.

3.     International Equity Premium.  The Variable Fee for average daily net AUM attributable to non-domestic assets shall be increased by one (1) basis point.

4.     Total Fee.  The Adviser shall pay to the Sub-Adviser a total fee (the “Total Fee”) equal to the greater of: (a) the aggregate Minimum Fee for all Funds sub-advised by the Sub-Adviser; or (b) the Variable Fee (including the International Equity Premium).

5.     Cap on Total Fee.  If the calculation of the Total Fee is based on the Variable Fee under 4(b), the Total Fee shall be reduced to the extent that the Variable Fee (including the International Equity Premium) attributable to the AUM of a Fund exceeds an amount equal to 10% of that Fund’s “total expense ratio,” as set forth in the prospectus for that Fund in effect at the time of the calculation.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Schedule A to be executed by their officers designated as of March 23, 2020.

O’SHARES INVESTMENT ADVISERS, LLC		VIDENT INVESTMENT ADVISORY, LLC

/s/ Louise Anne Poirier	March 23, 2020	/s/ Denise M. Krisko	March 23, 2020
Louise Anne Poirier	Date	Denise M. Krisko	Date
CFO/CCO		President

OSI ETF Trust

O’Shares FTSE U.S. Quality Dividend ETF (OUSA)
O’Shares FTSE Europe Quality Dividend ETF (OEUR)

 75 State Street
Suite 100
Boston, MA 02109
855-637-5383

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to O’Shares FTSE U.S. Quality Dividend ETF and O’Shares FTSE Europe Quality Dividend ETF (each, a “Fund,” and collectively, the “Funds”), each a series of OSI ETF Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.
The Information Statement describes the recent approval of a sub-advisory agreement between the Funds’ investment adviser, O’Shares Investments, LLC (the “Adviser” or “O’Shares”), and Vident Investment Advisory, LLC (the “Sub-Adviser” or “Vident”). At a meeting held on February 19, 2020, the Trustees, including a majority of Trustees who are not considered to be “interested persons” (as defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), unanimously approved a sub-advisory agreement between O’Shares and Vident.  Vident will begin serving as the sub-adviser to the Funds effective May 1, 2020.
The Trust and O’Shares have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Funds. In lieu of physical delivery of the Information Statement, the Funds will make the Information Statement available to you on the Trust’s website.
This Notice of Internet Availability of the Information Statement is being mailed on or about March 31, 2020 to shareholders of record of each Fund as of March 25, 2020. The Information Statement will be available on the Trust’s website at www.oshares.com/resources/ until at least June 30, 2020. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at www.oshares.com/resources/ or toll-free at 1-855-637-5383.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.